UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2007
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On May 31, 2007, Intervoice, Inc. (the “Company”) issued a press release (the “Press Release”) commenting on David Brandenburg’s announcement that he intends to solicit proxies to elect his own slate of seven nominees to the Company’s Board of Directors at the Company’s upcoming Annual Meeting of Shareholders.
     The foregoing is qualified by reference to the Press Release which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.
Important Information
Intervoice intends to file a proxy statement and related materials with the U.S. Securities and Exchange Commission, or SEC. THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION AND SHAREHOLDERS ARE URGED TO READ THEM CAREFULLY WHEN THEY BECOME AVAILABLE. Once available, Intervoice will mail the definitive proxy statement and certain of the related materials to its shareholders. When filed with the SEC, the proxy statement and related materials will be available for free (along with any other documents and reports filed by Intervoice with the SEC) at the SEC’s website, http://www.sec.gov, and at Intervoice’s website, http://www.intervoice.com.
Participant Information
Intervoice and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Intervoice shareholders. Certain information regarding the participants and their interests in the solicitation is set forth in the proxy statement for Intervoice’s 2006 annual meeting of shareholders, which is available free of charge from the SEC and Intervoice at their websites as indicated above. Information regarding the interests of these persons in the solicitation will be more specifically set forth in the proxy statement that will be filed by Intervoice with the SEC and which will be available free of charge from the SEC and Intervoice at their websites, as indicated above.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
     Not applicable.
(b)	Pro Forma Financial Information.
     Not applicable.
(c)	Shell Company Transactions.
     Not applicable.
(d)	Exhibits.

Exhibit
Number	Exhibit Title
99.1	Press Release of the Company dated May 31, 2007 commenting on David Brandenburg’s announcement that he intends to solicit proxies to elect his own slate of seven nominees to the Company’s Board of Directors at the Company’s upcoming Annual Meeting of Shareholders

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Craig E. Holmes
Craig E. Holmes
Executive Vice President and Chief Financial Officer

Date: May 31, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press Release of the Company dated May 31, 2007 commenting on David Brandenburg’s announcement that he intends to solicit proxies to elect his own slate of seven nominees to the Company’s Board of Directors at the Company’s upcoming Annual Meeting of Shareholders